--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.27


     ***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[**]") OR OTHERWISE
      IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


                           ASSET PURCHASE AGREEMENT


                                 BY AND AMONG


                      CONNECTICUT BUSINESS SYSTEMS, INC.


                                       AND


                             BLOOM'S INCORPORATED








                           DATED FEBRUARY 26, 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
ARTICLE I   DEFINITIONS...............................................   1
   1.1 DEFINITIONS....................................................   1
      ------------
ARTICLE II  AGREEMENT OF PURCHASE AND SALE; CLOSING...................   6
   2.1 PURCHASED ASSETS...............................................   6
       ----------------
        (a) ACCOUNTS RECEIVABLE.......................................   6
            -------------------
        (b) REAL PROPERTY.............................................   6
            -------------
        (c) INVENTORY.................................................   7
            ---------
        (d) BUSINESS, EQUIPMENT AND SUPPLIES..........................   7
            --------------------------------
        (e) CONTRACTS AND OTHER AGREEMENTS RELATING TO THE BUSINESS...   7
            -------------------------------------------------------
        (f) BOOKS, RECORDS, LISTS AND OTHER DATA......................   7
            ------------------------------------
        (g) EMPLOYMENT AGREEMENTS AND EMPLOYEE RELATIONSHIPS..........   7
            ------------------------------------------------
        (h) LICENSES, PERMITS.........................................   7
            -----------------
        (i) INTELLECTUAL PROPERTY.....................................   7
            ---------------------
        (j) GENERAL INTANGIBLES.......................................   8
            -------------------
   2.2 ASSUMED LIABILITIES............................................   8
       -------------------
   2.3 EXCLUDED LIABILITIES...........................................   8
       --------------------
   2.4 TITLE TO THE PURCHASED ASSETS:  DOCUMENTS OF CONVEYANCE........   9
       -------------------------------------------------------
   2.5 PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE...................   10
       --------------------------------------------
   2.6 PAYMENT OF PURCHASE PRICE......................................   10
       -------------------------
   2.7 REDEMPTION PRICE AND STOCK PURCHASE PRICE ADJUSTMENTS..........   10
       -----------------------------------------------------
        (A) FUNDED INDEBTEDNESS ADJUSTMENT............................   10
            ------------------------------
        (B) WORKING CAPITAL ADJUSTMENT................................   10
            --------------------------
   2.8 CLOSING........................................................   11
       -------
   2.9 ESCROW ARRANGEMENTS............................................   11
       -------------------
   2.10 CLOSING AUDIT.................................................   11
        -------------
   2.11 POST-CLOSING PURCHASE PRICE ADJUSTMENT........................   11
        --------------------------------------
ARTICLE III   REPRESENTATIONS AND WARRANTIES OF SELLER................   12
   3.1 DUE ORGANIZATION...............................................   12
       ----------------
   3.2 SUBSIDIARIES...................................................   12
       ------------
   3.3 DUE AUTHORIZATION..............................................   13
       -----------------
   3.4 FINANCIAL STATEMENTS...........................................   13
       --------------------
   3.5 CERTAIN ACTIONS................................................   13
       ---------------
   3.6 PROPERTIES.....................................................   14
       ----------
   3.7 LICENSES AND PERMITS...........................................   15
       --------------------
   3.8 INTELLECTUAL PROPERTY..........................................   15
       ---------------------
   3.9 COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS.....................   16
       ------------------------------------------

   3.10 INSURANCE.......................................................... 16
        ---------
   3.11 EMPLOYEE BENEFIT PLANS............................................. 16
        ----------------------
   3.12 CONTRACTS AND AGREEMENTS........................................... 18
        ------------------------
   3.13 CLAIMS AND PROCEEDINGS............................................. 19
        ----------------------
   3.14 TAXES.............................................................. 19
        -----
   3.15 PERSONNEL.......................................................... 20
        ---------
   3.16 BUSINESS RELATIONS................................................. 20
        ------------------
   3.17 ACCOUNTS RECEIVABLE................................................ 20
        -------------------
   3.18 CUSTOMER CLAIMS.................................................... 20
   3.19 BROKERS............................................................ 21
        -------
   3.20 AFFILIATED TRANSACTIONS............................................ 21
   3.21 FUNDED INDEBTEDNESS; LETTERS OF CREDIT; UNDISCLOSED LIABILITIES.... 21
        ---------------------------------------------------------------
        (A) FUNDED INDEBTEDNESS............................................ 21
            -------------------
        (B) UNDISCLOSED LIABILITIES........................................ 21
            -----------------------
   3.22 INDEBTEDNESS TO AND FROM EMPLOYEES................................. 21
        ----------------------------------
   3.24 INFORMATION FURNISHED.............................................. 22
        ---------------------

ARTICLE IV   BUYER'S REPRESENTATIONS AND WARRANTIES........................ 22
   4.1 DUE ORGANIZATION.................................................... 22
       ----------------
   4.2 DUE AUTHORIZATION................................................... 22
       -----------------
   4.3 NO BROKERs.......................................................... 22
   --- ---------

ARTICLE V   COVENANTS OF SELLER............................................ 23
   5.1 CONSENTS OF OTHERS.................................................. 23
   ----------------------
   5.2 SELLER'S EFFORTS.................................................... 23
   --------------------
   5.3 POWERS OF ATTORNEY.................................................. 23
   ----------------------
   5.4 CONDUCT OF BUSINESS PENDING CLOSING................................. 23
       -----------------------------------
   5.5 ACCESS TO RECORDS BEFORE CLOSING.................................... 24
       --------------------------------

ARTICLE VI  POST-CLOSING COVENANTS......................................... 24
   6.1 GENERAL............................................................. 24
      --------
   6.2 TRANSITION.......................................................... 24
       ----------
   6.3 CONFIDENTIALITY..................................................... 25
       ---------------
   6.4 COVENANT NOT TO COMPETE............................................. 25
       -----------------------
   6.5 ACCESS TO RECORDS AFTER CLOSING..................................... 26
       -------------------------------
   6.6 LITIGATION SUPPORT.................................................. 26
      -------------------
   6.7 HIRING OF EMPLOYEES................................................. 26
       -------------------
   6.8 ASSIGNMENT OF CONTRACTS............................................. 26
       -----------------------

ARTICLE VII   CONDITIONS TO OBLIGATIONS OF PARTIES TO CONSUMMATE CLOSING... 27
   7.1 CONDITIONS TO BUYER'S OBLIGATIONS................................... 27
       ---------------------------------
        (A) COVENANTS, REPRESENTATIONS AND WARRANTIES...................... 27
            -----------------------------------------
        (B) CONSENTS....................................................... 27
            --------
        (C) LEASES......................................................... 28
            ------
        (D) FINANCIAL CONDITION............................................ 28
            -------------------
        (E) DOCUMENTS TO BE DELIVERED BY SELLER............................ 28
            -----------------------------------

             (I) CONVEYANCE DOCUMENTS..................................... 28
                 --------------------
             (II) OPINION OF SELLER'S COUNSEL............................. 28
                  ---------------------------
             (III) CERTIFICATES........................................... 28
                   ------------
             (IV) RESOLUTIONS............................................. 28
                  -----------
             (V) UCC MATTERS.............................................. 29
                 -----------
             (VI) ESCROW AGREEMENT........................................ 29
                  ----------------
             (VII) SELLER MANAGEMENT SERVICES AGREEMENT................... 29
                   ------------------------------------
             (VIII) NON-COMPETE AGREEMENT................................. 29
                    ---------------------
             (IX) COLLATERAL ASSIGNMENT OF RIGHTS......................... 29
                  -------------------------------
             (X) RECORDS OF SELLER........................................ 29
                 -----------------
             (XI) AUDIT OF DIVISION....................................... 29
                  ------------------
   7.2 CONDITIONS TO SELLER'S AND SELLER'S OBLIGATIONS.................... 29
       -----------------------------------------------
        (A) COVENANTS, REPRESENTATIONS AND WARRANTIES..................... 29
            -----------------------------------------
        (B) CONSENTS...................................................... 30
            --------
        (C) DOCUMENTS TO BE DELIVERED BY BUYER............................ 30
            ----------------------------------
             (I) ESCROW AGREEMENT......................................... 30
                 ----------------
             (II) ASSIGNMENT AND ASSUMPTION AGREEMENT..................... 30
                  -----------------------------------
             (III) MANAGEMENT SERVICES AGREEMENT.......................... 30
                   -----------------------------
        (D) PAYMENTS TO SELLER............................................ 30
            ------------------

ARTICLE VIII   INDEMNIFICATION............................................ 31
   8.1 INDEMNIFICATION OF BUYER........................................... 31
       ------------------------
   8.2 DEFENSE OF CLAIMS.................................................. 31
       -----------------
   8.3 ESCROW CLAIM....................................................... 32
       ------------
   8.4 TAX AUDITS, ETC.................................................... 32
       ---------------
   8.5 INDEMNIFICATION OF SELLER.......................................... 32
       -------------------------
   8.6 LIMITS ON INDEMNIFICATION.......................................... 32
       -------------------------

ARTICLE IX   TERMINATION.................................................. 33
   9.1 TERMINATION........................................................ 33
       -----------
   9.2 EFFECT OF TERMINATION.............................................. 33
       ---------------------

ARTICLE X   MISCELLANEOUS................................................. 34
   10.1 MODIFICATIONS; WAIVERS............................................ 34
        ----------------------
   10.2 NOTICES........................................................... 34
       --------
   10.3 COUNTERPARTS; FACSIMILE TRANSMISSION.............................. 35
        ------------------------------------
   10.4 EXPENSES.......................................................... 35
        --------
   10.5 BINDING EFFECT; ASSIGNMENT........................................ 35
        --------------------------
   10.6 ENTIRE AND SOLE AGREEMENT......................................... 35
        -------------------------
   10.7 GOVERNING LAW..................................................... 36
        -------------
   10.8 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS............. 36
        -----------------------------------------------------
   10.9 INVALID PROVISIONS................................................ 36
        ------------------
   10.10 PUBLIC ANNOUNCEMENTS............................................. 36
         --------------------
   10.11 REMEDIES CUMULATIVE.............................................. 36
         -------------------
   10.12 THIRD PARTIES.................................................... 36
         ------------
   10.13 NO STRICT CONSTRUCTION........................................... 36
         ----------------------

     LIST OF EXHIBITS

     Exhibit A           Form of Escrow Agreement
     Exhibit B           Form of General Assignment, Bill of Sale and
                           Assumption Agreement
     Exhibit C           Form of Opinion of Seller's Counsel
     Exhibit D-1         Form of Seller's Officer Certificate
     Exhibit D-2         Form of Seller's Secretary Certificate
     Exhibit E           Form of Management Services Agreement
     Exhibit F           Form of Non-Compete Agreement
     Exhibit G           Intentionally Omitted
     Exhibit H           Form of Collateral Assignment of Rights
     Exhibit I           Form of Landlord Waiver for Building Leases


     LIST OF DISCLOSURE SCHEDULES


     Schedule 2.1        Real Property (Leases)
     Schedule 2.1(d)     Business, Equipment and Supplies
     Schedule 2.6        Seller's Account and Wire Transfer Instructions
     Schedule 3.1-1      Articles of Incorporation
     Schedule 3.1-2      Bylaws
     Schedule 3.1-3      Qualified Jurisdictions
     Schedule 3.5(k)     Bonuses
     Schedule 3.6        List of Properties
     Schedule 3.7        List of  Licenses and Permits
     Schedule 3.8        List of Intellectual Property
     Schedule 3.10       List of Insurance
     Schedule 3.11       Employee Plans
     Schedule 3.12       List of Contracts and Certain Exceptions
     Schedule 3.15       List of Personnel and Employee Agreements and Benefits
     Schedule 3.22       Payment and Indebtedness of Seller to Employees

The Exhibits and Schedules to this Asset Purchase Agreement are not included with this Registration Statement on Form S-1. Global will provide these exhibits and schedules upon the request of the Securities and Exchange Commission.

                           ASSET PURCHASE AGREEMENT


          This Asset Purchase Agreement (this "AGREEMENT") is entered into as of February 26, 1998 between CONNECTICUT BUSINESS SYSTEMS, INC., a Connecticut corporation ("BUYER"), and BLOOMS INCORPORATED, a Massachusetts corporation ("SELLER").


                                   RECITALS
                                   --------

          A. Seller, through its Bloom's Business Systems Division (the "DIVISION"), is engaged in the sale and service of office equipment in the State of Connecticut, the State of Rhode Island, and the Commonwealth of Massachusetts (the "BUSINESS").

          B. Seller owns and leases certain operating assets and properties, real and personal, tangible and intangible, which are used by the Seller in the conduct of the Business of the Division.

          C. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, substantially all of Seller's operating assets used in, or useful to and related to the operation of the Business by the Division on the terms and conditions set forth in this Agreement.

          D. Buyer, in connection with such purchase, desires to assume certain of the liabilities and obligations of Seller relating to the Business (and none others), as more specifically set forth herein.



                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          1.1  DEFINITIONS.  In this Agreement, the following terms have the
               -----------
meanings specified or referred to in this Section 1.1 and shall be equally
                                          -----------
applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

               "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

               "ASSIGNMENT AND ASSUMPTION AGREEMENT" has the meaning specified in Section 2.4.
   -----------

               "ASSUMED LIABILITIES" has the meaning specified in Section 2.2.
                                                                  -----------

               "AUDITED CLOSING BALANCE SHEET" has the meaning specified in
Section 2.10.
------------

               "BUILDINGS" shall mean the sites where the operations of the Business are located at (i) 135 Freshwater Boulevard, Enfield, Connecticut, (ii) 299 North Street, Pittsfield, Massachusetts, (iii) 109 Pitkin Street, East Hartford, Connecticut, and (iv) 457 Castle Avenue, Fairfield, Connecticut.

               "BUSINESS" has the meaning specified in the first recital of the Agreement.

               "BUYER" has the meaning specified in the first paragraph of this Agreement.

               "CLOSING" means the closing of the transfer of the Purchased Assets from Seller to Buyer.

               "CLOSING DATE" has the meaning specified in Section 2.8.
                                                           -----------

               "CODE" means the Internal Revenue Code of 1986, as amended.

               "CONFIDENTIAL INFORMATION" means all (i) terms and provisions of this Agreement or the transactions to be consummated pursuant hereto (including the Purchase Price), and (ii) confidential information and trade secrets of Seller related to the Business including, without limitation, any of the same comprising the identity, lists or descriptions of any customers, referral sources or organizations; financial statements, cost reports or other financial information; contract proposals, or bidding information; business plans and training and operations methods and manuals; personnel records; fee structure; and management systems, policies or procedures, including related forms and manuals. Confidential Information shall not include any information (i) which is disclosed pursuant to subpoena or other legal process, (ii) which has been publicly disclosed, or (iii) which is subsequently disclosed by any third party not in breach of a confidentiality agreement with Buyer.

               "CONTRACTS" has the meaning specified in Section 3.12.
                                                        ------------

               "COURT ORDER" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.

               "DISCLOSURE SCHEDULES" shall mean the Disclosure Schedules
                                                     --------------------
attached to this Agreement pursuant to which exceptions to the Seller's specific representations and warranties set forth in Article III (and listed on a
                                            -----------
Section-by-Section basis) are disclosed to Buyer pursuant to said Article III.
                                                                  -----------

               "EFFECTIVE DATE" has the meaning specified in Section 2.8.
                                                             -----------

               "EMPLOYEES" has the meaning specified in Section 3.11.
                                                        ------------

               "EMPLOYEE PLANS" has the meaning specified in Section 3.11.
                                                             ------------

               "ENCUMBRANCE" means any lien, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, restrictive covenant or other restrictions of any kind.

               "ENVIRONMENTAL AND OSHA OBLIGATIONS" has the meaning specified in
Section 3.9.
-----------

               "EQUITABLE EXCEPTIONS" shall have the meaning specified in
Section 3.3.
-----------

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               "ESCROW AGENT" means Cooley, Shrair, P.C.

               "ESCROW AGREEMENT" means the Escrow Agreement to be executed by and among Seller, Buyer and the Escrow Agent in the form of Exhibit A.
                                                            ---------

               "ESCROW PERIOD" has the meaning specified in Section 2.9
                                                            -----------

               "ESCROW SUM" has the meaning specified in Section 2.9
                                                         -----------

               "EQUIPMENT" has the meaning specified in Section 2.1(d).
                                                        --------------

               "EXCLUDED LIABILITIES" has the meaning specified in Section 2.3.
                                                                   -----------

               "FINAL ADJUSTMENT AMOUNT" has the meaning specified in Section
                                                                      -------
2.11.
----

               "FINANCIAL STATEMENTS" has the meaning specified in Section 3.4.
                                                                   -----------

               "FUNDED INDEBTEDNESS" means with relation to the Division and the Assumed Liabilities all (i) indebtedness of Seller related to the Business for borrowed money or other interest-bearing indebtedness; (ii) capital lease obligations of Seller; (iii) obligations of Seller to pay the deferred purchase or acquisition price for goods or services, other than trade accounts payable or accrued expenses in the ordinary course of business on no more than 90 day payment terms; (iv) indebtedness of others guaranteed by Seller or secured by an Encumbrance on Seller's property; and (v) indebtedness of Seller under extended credit terms of more than 30 days from vendors provided to Seller; provided, however, that the following will not be deemed to be Funded Indebtedness: any shortfall under (i) commitments by Seller to Copelco Capital Corporation ("COPELCO") as described in agreements between Copelco and Seller dated January 19, 1996 and December 31, 1997 which is based on commitments from Connecticut College to Seller under leases of equipment to Connecticut College dated January 4, 1996, April 23, 1996, November 5, 1996 and September 15, 1997 or (ii)
commitments by Seller to Ricoh Corporation ("RICOH") as described in that certain Aficio 3 month Commitment Promotion executed by Seller on January 27, 1998.

               "GAAP" shall mean generally accepted accounting principles, consistently applied except the assets shall include (i) the advertising barter receivables; provided such receivables do not exceed $50,000 in the aggregate, and (ii) used in-stock inventory at wholesale value in the aggregate of $10,000.

               "GLOBAL" has the meaning specified in Section 5.5
                                                     -----------

               "GOVERNMENTAL BODY" means any foreign, federal, state, local or other governmental authority or regulatory body.

               "GOVERNMENTAL PERMITS" has meaning specified in Section 3.7.
                                                               -----------

               "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations promulgated thereunder.

               "IRS" means the Internal Revenue Service.

               "INDEMNIFIABLE COSTS" has the meaning specified in Section 8.1.
                                                                  -----------

               "INDEMNIFIED PARTIES" has the meaning specified in Section 8.1.
                                                                  -----------

               "INDEPENDENT ACCOUNTANTS" has the meaning specified in Section
                                                                      -------
2.10.
----

               "INTELLECTUAL PROPERTY" has the meaning specified in Section
                                                                    -------
2.1(i).
------

               "KNOWLEDGE" (whether or not capitalized) with respect to Seller shall mean actual knowledge after reasonable inquiry of the employees of Seller with responsibility for the applicable subject matter.

               "MANAGEMENT SERVICES AGREEMENT" has the meaning specified in
Section 7.1(e).
--------------

               "MATERIAL" (whether or not capitalized) shall, where appropriate in context of its use in making the representations and warranties set forth in
Article III, be deemed to mean an amount of money greater than $25,000.
-----------

               "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means a material adverse change or effect on the assets, properties, Business, operations, liabilities, financial condition or prospects of Seller and its subsidiaries, taken as a whole. In determining whether a "Material Adverse Change" or "Material Adverse Effect" has occurred in the context of the use of such terms in the Seller's representations and warranties set forth in Article
                                                                       -------
III, such terms shall refer to the occurrence of any single event, or any series
---
of related events or set of related circumstances, which results in or may result in a loss to Seller or Buyer in excess of $25,000 per occurrence or $75,000 in the aggregate.

               "NET WORTH" shall mean the difference between the Purchased Assets and the Assumed Liabilities (excluding Special Liabilities), as determined in accordance with GAAP as modified in this Agreement.

               "NON-COMPETE AGREEMENT" has the meaning specified in Section
                                                                    -------
7.1(e).
------

               "OSHA" means the Occupational Safety and Health Act, 29 U.S.C.
(S)(S) 651 et seq., any amendment thereto, and any regulations promulgated
           -- ---
thereunder.


               "PERMITTED EXCEPTION" means (a) liens for Taxes and other governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, or (c) other liens or imperfections on property which are not material in amount or do not materially detract from the value or the existing use of the property affected by such lien or imperfection.

               "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or Governmental Body.

               "PRELIMINARY ADJUSTMENT AMOUNT" has the meaning specified in
Section 2.7(b).
--------------

               "PRELIMINARY CLOSING BALANCE SHEET" has the meaning specified in
Section 2.1.
-----------

               "PURCHASE PRICE" has the meaning specified in Section 2.5.
                                                             -----------

               "PURCHASED ASSETS" has the meaning specified in Section 2.1.
                                                               -----------

               "REAL PROPERTY" has the meaning specified in Section 2.1(b)
                                                            --------------

               "REQUIREMENTS OF LAWS" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body (including, without limitation, those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or any common law.

               "SELLER" has the meaning set forth in the first paragraph of this Agreement.

               "SPECIAL LIABILITIES" mean the following: (i) the sick pay days transferred to Buyer as set forth in item 5 on Schedule 3.11 and (ii) the cost
                                               -------------
of the yellow page advertisements of the Business for the telephone numbers described in Section 2.2(i) herein after the Effective Date.
             --------------

               "TAX" or "TAXES" means any federal, state, local or foreign income, alternative or add-on minimum, gross income, gross receipts, windfall profits, severance, property, production, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum tax, transfer, goods and services, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amounts imposed thereon by any Governmental Body.

               "TAX RETURN" means any return, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

               "WORKING CAPITAL" shall mean the difference between the Seller's current assets (other than cash and prepaid expenses) and its current liabilities (other than the current portion of any long-term indebtedness); provided, however, that for purposes hereof only the Business as it relates to the Purchased Assets and Assumed Liabilities (if any) shall be taken into account when measuring Working Capital.


                                  ARTICLE II
                    AGREEMENT OF PURCHASE AND SALE; CLOSING

          2.1  PURCHASED ASSETS.  On the terms and subject to the conditions and
               ----------------
exceptions contained herein, Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller at the Closing and on the Closing Date (each as hereinafter defined), free and clear of all liens, claims and encumbrances except for Permitted Exceptions of Seller's right, title and interest in and to all of the operating assets of the Business, reflected on the Division's balance sheet as of the Effective Date, prepared by Seller within five days of the Closing Date in good faith in accordance with GAAP as modified in this Agreement (the "PRELIMINARY CLOSING BALANCE SHEET"), together with all accounts (whether or not evidenced by a written contract) and customer lists, and copies of all books, records and files containing any information or documents relevant to any of the foregoing, and all assets acquired by Seller, or which otherwise have been used, in the ordinary course of Seller's operation of the Business since the Effective Date (collectively, the "PURCHASED ASSETS"). Notwithstanding the foregoing, the Purchased Assets shall not include cash and cash equivalents or prepaid expenses. The Purchased Assets include, without limitation, the following as they exist on the Effective Date (as hereinafter defined):

               (A)  ACCOUNTS RECEIVABLE. All accounts and notes receivable and
                    -------------------
other deposits, advances and suppliers' or vendors' rebates and all other receivables of Seller solely related to the Business as reflected on the Preliminary Closing Balance Sheet, and all such accounts receivable accrued after the Preliminary Closing Balance Sheet, and existing on the Closing Date (as hereinafter defined), in the ordinary course of the operation of the Business.

               (B)  REAL PROPERTY. All real property and interests, options or
                    -------------
rights therein leased by Seller with respect to the Business and reflected on the Preliminary Closing Balance Sheet, and all office facilities, buildings, easements, rights of way and appurtenances thereon and thereto and other improvements and fixtures attached to such real property owned or leased by Seller (collectively, the "REAL PROPERTY"). All Real Property is identified as leased and described on Schedule 2.1 attached hereto; provided, however, that
                        ------------
the 135 Freshwater Boulevard, Enfield, Connecticut location is excluded from the Purchased Assets.

               (C)  INVENTORIES.  All inventory items held by the Division and
                    -----------
reflected on the Preliminary Closing Balance Sheet.

               (D)  BUSINESS, EQUIPMENT AND SUPPLIES. All tangible personal
                    --------------------------------
property, equipment, supplies, furniture, leasehold improvements, including but not limited to, leases and subleases of personal property or equipment, all automobiles and other vehicles, computers and peripherals and all maintenance and other operating supplies and other miscellaneous tangible personal property of Division used in the Business, whether or not located at or on the Real Property at the Closing Date and reflected on the Preliminary or Audited Closing Balance Sheet as listed on Schedule 2.1(d) attached hereto (collectively, the
                           ---------------
"EQUIPMENT"); excluding all furniture and equipment (but including inventory) located at the 135 Freshwater Boulevard, Enfield, Connecticut location.

               (E)  CONTRACTS AND OTHER AGREEMENTS RELATING TO THE BUSINESS. All
                    -------------------------------------------------------
rights of Division as of and since the Effective Date under all contracts (written or oral), licenses, leases, purchase orders and other agreements or arrangements of the Division related to the Business.

               (F)  BOOKS, RECORDS, LISTS AND OTHER DATA. All files, books,
                    ------------------------------------
records, invoices, accounts, surveys, customer lists and records, supplier lists, catalogs, price lists, marketing and advertising information, purchasing histories, profiles and materials, technical bulletins, books and records of account and other financial, customer and credit data, and access to all computer programs, software, hardware, firmware, tapes and other materials used to store, record or produce such data, owned or leased by the Division used in the Business; provided, however, that the following items are hereby excluded from Purchased Assets: (i) corporate minute books of Seller, (ii) tax returns of Seller, and (iii) any other information related to Seller's graphic arts division.

               (G)  EMPLOYMENT AGREEMENTS AND EMPLOYEE RELATIONSHIPS. All rights
                    ------------------------------------------------
of Seller and the Division as of the Closing Date under all employment and non-compete agreements plus all relationships of Seller with any of its employees to the extent any of the foregoing are used solely in the Business.

               (H)  LICENSES, PERMITS.  All federal, state, local and other
                    -----------------
governmental licenses, permits, approvals and authorizations that relate solely to the operation of the Business.

               (I)  INTELLECTUAL PROPERTY. All technology, computer software,
                    ---------------------
data and documentation (including electronic media), trade secrets (technical and non-technical), know-how, customer lists and other confidential business information and proprietary rights, including, without limitation, inventions, patents, patent disclosures, copyrights, mask works, trademarks, service marks, trade dress, trade names, corporate names and licenses or other agreements to or from third parties regarding the foregoing, which are solely used in the Business (including applications and registrations) and including, without limitation the non-exclusive right to use the tradename "Bloom's Business Systems" and the non-exclusive right to use the Blooms trademark logo and the right to use the telephone numbers of the Business and the goodwill associated with any such patent, copyright, trademark, trade name or other such right (collectively, the "INTELLECTUAL PROPERTY").

               (J)  GENERAL INTANGIBLES. All general intangibles used solely by
                    -------------------
the Business including, without limitation, all goodwill as a going concern and any and all causes of action or claims of Seller or the Division against any third party that arose or will arise in connection with the Business prior to the Closing Date.

          2.2  ASSUMED LIABILITIES.  On the terms and subject to the conditions
               -------------------
and exceptions contained herein, at Closing, Seller and Division shall assign and delegate to Buyer, and Buyer shall assume and undertake to pay, defend, discharge and perform in full when due the liabilities of Seller and Division (but (i) only insofar as such liabilities relate solely to the Business and the Purchased Assets and (ii) excluding any Funded Indebtedness and certain other liabilities related to vacation pay and sick pay as described in items 4 and 5 of Schedule 3.11) properly reflected on the Division's most recent balance
   -------------
sheet, as updated by the Preliminary Closing Balance Sheet other than any Excluded Liabilities (as defined in Section 2.3) reflected thereon (the "ASSUMED
                                    -----------
LIABILITIES"), and no others, pursuant to this Agreement and the Assignment and Assumption Agreement referred to in Section 2.4; provided, however, that the
                                    -----------
following shall be considered to be Assumed Liabilities: (i) the liabilities of Seller incurred for the benefit of Buyer from the Effective Date through April 30, 1998 pursuant to the Management Services Agreement and (ii) any product liability claims which arise from products purchased by the Division after the Effective Date, but only in the event Seller uses its best efforts to recover all insurance proceeds for such claims if the liability for such claims is covered by Seller's insurance.

          2.3  EXCLUDED LIABILITIES.  Notwithstanding anything to the contrary
               --------------------
contained in this Agreement, Buyer will not assume or be liable for and Seller will retain and remain responsible for all of Seller's and the Business' debts, liabilities and obligations of any nature whatsoever, other than the Assumed Liabilities, whether accrued, absolute or contingent, whether known or unknown, whether due or to become due and whether related to the Purchased Assets or otherwise, and regardless of when asserted (the "EXCLUDED LIABILITIES"), including, without limitation, the following liabilities or obligations of Seller (none of which will constitute Assumed Liabilities; provided, however, that the liabilities of Seller incurred for the benefit of Buyer from the Effective Date through April 30, 1998 pursuant to the Management Services Agreement shall be deemed Assumed Liabilities):

               (A) All of Seller's or Division's liabilities or obligations under this Agreement or under any other agreement between Seller or Division on the one hand and Buyer on the other hand entered into on or after the date of this Agreement;

               (B) All liabilities and obligations of Seller or Division for Taxes which are imposed on or measured by income, for any period, and all of Seller's and Division's liabilities or obligations with respect to any Taxes not specifically accrued as a current liability on the Preliminary Closing Balance Sheet and therefor assumed pursuant to Section 2.2;
                                       -----------

               (C) All of Seller's or Division's liabilities or obligations arising out of or in connection with the breach of any contract or agreement included in the Purchased Assets, other than for such amounts as are adequately and properly reserved for in the Preliminary Closing Balance Sheet;

               (D) All of Seller's or Division's liabilities or obligations for expenses, Taxes or fees incident to or arising out of the negotiation, preparation, approval, or authorization of this Agreement or the consummation (or preparation for the consummation) of the transactions contemplated hereby, including all attorneys' and accountants' fees (excluding the cost of the audit contemplated in Section 2.10 which shall be
                                                 ------------
paid by the Buyer in accordance with the terms hereof), brokerage fees, consultants' fees and finders' fees, and sales, bulk sales and transfer taxes which are Seller's responsibility hereunder;

               (E) Seller's or Division's obligations and liabilities for the period up to and including the Closing Date which relate to any Employee Plan (as defined in Section 3.11(a)) (including unfunded pension plan liabilities and
               ---------------
retiree health benefits), except as otherwise provided in Section 2.2;
                                                          -----------

               (F) All of Seller's or Division's liabilities or obligations against which Seller or Division is insured or otherwise contractually indemnified by a Person other than Buyer, provided Seller receives payment for such liability or obligation (Seller is obligated to pursue any such insurance or indemnification claim);

               (G)  Any liability or obligation under COBRA (as defined in
Section 3.11(b)) to any person covered by Seller's or Division's health plans or
---------------
any Employee who ceases to be employed by Seller or Division on or before the Closing Date, or who is not employed by Buyer on the Closing Date, and any liability or obligation under COBRA to any family member of such person or Employee; and

               (H) Any liability or obligation for Funded Indebtedness or any other liability or obligation of Seller or Division that does not relate to, or arise from, the Business and the Purchased Assets.

          2.4  TITLE TO THE PURCHASED ASSETS:  DOCUMENTS OF CONVEYANCE.  At
               -------------------------------------------------------
Closing, Seller and Division shall convey all of their right, title and interest in and to the Purchased Assets to Buyer free and clear of all liabilities, obligations, liens and encumbrances, excepting only the Assumed Liabilities (as defined in Section 1.1). Title to the Purchased Assets other than the Real
           -----------
Property shall be conveyed pursuant to a General Assignment, Bill of Sale and Assumption Agreement substantially in the form attached hereto as Exhibit B (the
                                                                  ---------
"ASSIGNMENT AND ASSUMPTION AGREEMENT"), and by such other documents as are reasonably acceptable to counsel for Seller and counsel for Buyer in accordance with the terms hereof. Each of the parties hereto agrees to use its best efforts to take or cause to be taken all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable, whether before or after Closing, to ensure transfer of title to the Purchased Assets to Buyer occurs as contemplated hereunder.

          2.5  PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE.  The total purchase
               --------------------------------------------
price for the Purchased Assets (the "PURCHASE PRICE") shall be equal to $5,600,000, subject to any adjustment required to be made pursuant to


Sections 2.7 and 2.11 below.  The Purchase Price shall be allocated among the
------------     ----
assets as follows: (i) all tangible assets shall be reflected at their "book value" on the Audited Closing Balance sheet; (ii) $100,000 of the Purchase Price will be allocated to the non-competition covenant; and (iii) the balance of the Purchase Price will be allocated to goodwill.

          2.6  PAYMENT OF PURCHASE PRICE.  The Purchase Price shall be payable
               -------------------------
by Buyer at the Closing (as defined in Section 2.8) as follows:
                                       -----------

                    (I) $5,040,000 of the Purchase Price as adjusted as set forth in Sections 2.7 and 2.11 below will be paid, at the direction
                   ------------     ----
          of Seller, by wire transfer of funds to Seller's account as specified in Schedule 2.6 (including the payment of $100,000 for the agreements
             ------------
          not to compete provided in Section 6.4); and
                                     -----------

                    (II) Ten percent (10%) of the Purchase Price, or $560,000, will be paid in cash by wire transfer of funds to the Escrow Agent to be held in escrow pursuant to Section 2.9 for satisfaction of Seller's
                                        -----------
          indemnification obligations specified in Section 8.1.
                                                   -----------

          2.7  PURCHASE PRICE ADJUSTMENTS.
               --------------------------

               (A)  FUNDED INDEBTEDNESS ADJUSTMENT.  The Purchase Price shall be
                    ------------------------------
reduced by an amount equal to the total amount of any Funded Indebtedness paid at the Closing by Buyer in order to remove all Encumbrances on the Purchased Assets.

               (B)  PRELIMINARY ADJUSTMENT AMOUNT.  The Purchase Price shall be
                    -----------------------------
further reduced by an amount (the "PRELIMINARY ADJUSTMENT AMOUNT"), if any, which is the greater of (i) the amount by which the Working Capital as reflected on the Preliminary Closing Balance Sheet is less than $1,242,000 or (ii) the amount by which the Net Worth reflected on the Preliminary Closing Balance Sheet is less than $1,870,000; provided, however, that the adjustments set forth in
(i) and (ii) above are subject to the $50,000 basket set forth in Section 8.6
                                                                  -----------
herein.

          2.8  CLOSING.  The closing of the transactions contemplated hereby
               -------
(the "CLOSING") shall occur on February 26, 1998 at the offices of Cooley, Shrair in Springfield, Massachusetts, or by facsimile and wire transfer should the parties otherwise agree, to be effective as of February 1, 1998 (the "EFFECTIVE DATE"). The actual date of Closing is referred to herein as the "CLOSING DATE."

          2.9  ESCROW ARRANGEMENTS.  Pursuant to the Escrow Agreement to be
               -------------------
entered into among Seller, Buyer and the Escrow Agent, the portion of the Purchase Price specified in Section 2.6(ii) shall be delivered to the Escrow
                            ---------------
Agent at Closing in immediately available funds. Such monies (which, together with all interest accrued thereon, is hereinafter referred to as the "ESCROW SUM") shall be held pursuant to the terms of the Escrow Agreement for payment from such Escrow Sum of the amounts, if any, owing by Seller to Buyer pursuant to the indemnification provisions of Article VIII below. Upon the completion of
                                     ------------
the Audited Closing Balance Sheet, the Escrow Sum shall be promptly reduced by an amount, if any, equal to the difference between (i) $560,000 and (ii) the sum of $280,000 and the aggregate amount of all claims made against the Escrow Sum prior to such date (including the Final Adjustment Amount). At the conclusion of the period ending on the first anniversary of the Closing Date (such period being referred to herein as the "ESCROW PERIOD"), such remaining portion of the Escrow Sum not theretofore claimed by or paid to Buyer in accordance with the terms of the

Escrow Agreement and this Agreement shall be disbursed to Seller. Seller and Buyer agree that each will execute and deliver such reasonable instruments and documents as are furnished by any other party to enable such furnishing party to receive those portions of the Escrow Sum to which the furnishing party is entitled under the provisions of the Escrow Agreement and this Agreement.

          2.10 CLOSING AUDIT.  Within 120 days following the Closing Date, there
               -------------
shall be delivered to Buyer and to Seller an audited version of the Preliminary Closing Balance Sheet (the "AUDITED CLOSING BALANCE SHEET") of Seller at and as of the Effective Date. The Audited Closing Balance Sheet shall be audited by Ernst Young, LLP in accordance with GAAP as modified in this Agreement. The cost of the Audited Closing Balance Sheet shall be paid by Buyer. In the event that the either Buyer or Seller disputes any items on the Audited Closing Balance Sheet within ten days after such party's receipt thereof, the parties agree that Arthur Andersen, LLP (the "INDEPENDENT ACCOUNTANTS") will review the disputed item(s) on the Audited Closing Balance Sheet. The final determination of such disputed item(s) by the Independent Accountants shall be reflected on the Audited Closing Balance Sheet and shall be final and binding on the parties for all purposes. The cost of retaining the Independent Accountants shall be borne by the disputing party; provided, however, that the non-disputing party shall reimburse the disputing party for the cost of the Independent Accountants in the event that such review results in an increase (if Seller is the disputing party) or decrease (if Buyer is the disputing party) of more than $25,000 in the Final Adjustment Amount as reflected on the Audited Closing Balance Sheet prepared by Ernst & Young, LLP.

          2.11 POST-CLOSING PURCHASE PRICE ADJUSTMENT.  Upon final completion of
               --------------------------------------
the Audited Closing Balance Sheet, Ernst & Young, LLP or the Independent Accountants, as the case may be, shall determine the greater of (i) the amount, if any, by which the Working Capital reflected on the Audited Closing Balance Sheet is less than $1,242,000 or (ii) the amount, if any, by which the Net Worth reflected on the Audited Closing Balance Sheet is less than $1,870,000 (the "FINAL ADJUSTMENT AMOUNT"). In the event that the Final Adjustment Amount exceeds the Preliminary Adjustment Amount, then the Purchase Price will be adjusted downward and Seller shall pay to the Buyer the amount of such excess. Conversely, in the event that the Final Adjustment Amount is less than the Preliminary Adjustment Amount, then the Purchase Price shall be adjusted upward and the Buyer shall pay Seller the lesser of (i) amount by which the Final Adjustment Amount is less than the Preliminary Adjustment Amount or (ii) the Preliminary Adjustment Amount. The post-closing adjustment to the Purchase Price, if any, shall be paid by Seller to the Buyer from the Escrow Sum or by Buyer to Seller, as the case may be, in immediately available funds within ten
(10) business days of delivery of the Audited Closing Balance Sheet, unless Seller disputes any items on the Audited Closing Balance Sheet, in which case it shall be paid within ten (10) business days after the Independent Accountants finally determine the disputed item(s), and the Buyer delivers to the Seller an Audited Closing Balance Sheet modified to reflect such determination. Notwithstanding the foregoing, the Seller shall have the right to (i) make any final downward adjustment payment out of the Escrow Sum and (ii) utilize all or a portion of the $50,000 indemnity deductible provided in Section 8.6 hereof
                                                          -----------
against either the Preliminary Adjustment Amount or the Final Adjustment Amount.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                                   OF SELLER

          Except as set forth on the Disclosure Schedules attached hereto (which
                                     --------------------
Disclosure Schedules contains a reasonably detailed description of each such
--------------------
exception and references the applicable representation so qualified), Seller represents and warrants to Buyer that:

          3.1  DUE ORGANIZATION.  Seller is a corporation duly organized,
               ----------------
validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has full corporate power and authority to own and lease its properties and assets and to carry on its business as now conducted and as proposed to be conducted through Closing. Complete and correct copies of the Articles of Incorporation and Bylaws of Seller, and all amendments thereto, have been delivered to Buyer and are attached hereto as Schedule 3.1-1 and Schedule
                                                   --------------     --------
3.1-2, respectively.  Seller is qualified to do business in every jurisdiction
-----
in which the nature of the Business or the ownership of its properties requires such qualification except where the failure to be so qualified does not and could not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which Seller is so qualified are listed on Schedule 3.1-3
                                                            --------------
attached hereto.

          3.2  SUBSIDIARIES.  Except as disclosed on the Disclosure Schedules,
               ------------                              --------------------
the Division does not own, directly or indirectly, any capital stock or ownership interests in any Person. Seller does not own any capital stock or ownership interest in any other Person engaged in the Business.

          3.3  DUE AUTHORIZATION.  Seller has full power and authority to
               -----------------
execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligations of Seller, enforceable in accordance with its terms, except to the extent that enforceability may be limited by laws affecting creditors' rights and debtors' obligations generally, and legal limitations relating to remedies of specific performance and injunctive and other forms of equitable relief (the "EQUITABLE EXCEPTIONS"). The execution, delivery, and performance of this Agreement (as well as all other instruments, agreements, certificates, or other documents contemplated hereby) by Seller, do not (a) violate any Requirements of Laws or any Court Order of any Governmental Body applicable to Seller, or their respective property, (b) violate or conflict with, or permit the cancellation of, or constitute a default under, any material agreement to which Seller is a party, or by which it or any of its property is bound, (c) permit the acceleration of the maturity of any material indebtedness of, or indebtedness secured by the property of, Seller, (d) violate or conflict with any provision of the charter or bylaws of Seller, or (e) except for such consents, approvals, or registrations as may be required under applicable state securities laws, require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any Governmental Body or other third party.

          3.4  FINANCIAL STATEMENTS.  The following financial statements have
               --------------------
been delivered to Buyer by Seller: audited balance sheet of the Division as of December 31, 1997, and unaudited balance sheets of the Seller as of January 31, 1996 and January 31, 1997, and audited statements of income and cash flows of Division for the 11 months ended December 31, 1997 and unaudited statements of income of the Seller for the fiscal years ending January 31, 1996 and January 31, 1997 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP, as modified in this Agreement, on a consistent basis throughout the periods indicated and fairly present the financial position, results of operations and changes in financial position of Seller and Division as of the indicated dates and for the indicated periods and are consistent with the books and records of Seller and Division (which books and records are correct and complete). Since the date of the last of such Financial Statements, Division has no material liabilities required by GAAP, as modified in this Agreement, to be reflected on Division's balance sheet or notes thereto that are not so reflected, nor any other obligations (whether absolute, contingent, or otherwise) which are (individually or in the aggregate) Material (in amount or to the conduct of the Business); and Seller has no Knowledge of any basis for the assertion of any such liability or obligation. Since December 31, 1997, the Division has not experienced any Material Adverse Change.

          3.5  CERTAIN ACTIONS.  Since September 30, 1997, Division has not,
               ---------------
except as disclosed on any of the Financial Statements or notes thereto: (a) made or agreed to make any loans or advances or guaranteed or agreed to guarantee any loans or advances to any party whatsoever; (b) suffered or permitted any Encumbrance to arise or be granted or created against or upon any of the Purchased Assets; (c) canceled, waived, or released or agreed to cancel, waive, or release any of its debts, rights, or claims against third parties in excess of $20,000 individually or $40,000 in the aggregate; (d) sold, assigned, pledged, mortgaged, or otherwise transferred, or suffered any material damage, destruction, or loss (whether or not covered by insurance) to, any of the Purchased Assets (except in the ordinary course of the Business); (e) amended its charter or bylaws; (f) paid or made a commitment to pay any severance or termination payment to any employee or consultant; provided, however, that Seller (but not Division) has committed to make severance payments to two (2) employees named Aiken and Walsh, such severance liability not to be assumed by Buyer; (g) made any material change in its method of management, operation, accounting or reporting income or deductions for tax purposes; (h) made any material acquisitions, capital expenditures, including, without limitation, replacements of equipment in the ordinary course of the Business, or entered into commitments therefor, except for capital expenditures or commitments therefor which do not, in the aggregate, exceed $25,000; (i) made any investment or commitment therefor in any Person; (j) made any payment or contracted for the payment of any bonus or other compensation or personal expenses, other than (A) wages and salaries and business expenses paid in the ordinary course of the Business, (B) wage and salary adjustments made in the ordinary course of the Business for employees who are not officers, directors, or shareholders of the Division, and (C) bonuses set forth on Schedule 3.5(k) (none of which are
                                       ---------------
payable by Division unless otherwise noted), (k) made, amended, or entered into any written employment contract or created or made any material change in any bonus, stock option, pension, retirement, profit sharing or other employee benefit plan or arrangement; (l) made or entered into any vendor, supply, sales, distribution, or leasing agreement which involves annual consideration (or commissions) in excess of $20,000; (m) entered into any non-competition agreement; (n) made or entered into any agreement or other arrangement with any officer, director, shareholder, employee of Seller or Affiliate of Seller or any of the foregoing

Persons; (o) materially amended, experienced a termination or received notice of actual or threatened termination or non-renewal of any material contract (except for the contract with Northeast Utilities), agreement, lease, franchise or license to which Seller or Division is a party that would or could reasonably be expected to have a Material Adverse Effect; or (p) entered into any other material transactions that would or could reasonably be expected to have a Material Adverse Effect.

          3.6  PROPERTIES.  Attached hereto as Schedule 3.6 is a list containing
               ----------                      ------------
a description of each interest in real property, excluding the 135 Freshwater Boulevard, Enfield, Connecticut location (including, without limitation, leasehold interests) and each item of personal property utilized by Division in the conduct of the Business having a book or fair market value in excess of $20,000 as of the date hereof. Except for Permitted Exceptions, such real and personal properties are free and clear of Encumbrances. Seller has delivered to Buyer copies of all real property leases. All of the properties and assets used in the operation of the Business and the Purchased Assets as currently conducted (including, without limitation, all books, records, computers and computer software and data processing systems) are owned, leased or licensed by Seller and to the Seller's best Knowledge are suitable for the purposes for which they are currently being used. With the exception of used equipment and inventory valued at no more than $50,000 in the aggregate on Division's Financial Statements, the physical properties comprising the Purchased Assets, including the real properties leased in connection with the Business, are to the Seller's best Knowledge in good operating condition and repair, normal wear and tear excepted, and to the Seller's best Knowledge are free from any defects of a material nature. Except for Permitted Exceptions, Seller has full and unrestricted legal and equitable title to all such properties and assets. The operation of the Purchased Assets and Business in the manner in which they are now and have been operated does not violate any Requirements of Laws, except for any such violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except for Permitted Exceptions, to the Seller's best Knowledge, no restrictive covenants, easements, rights-of-way, or regulations of record impair the uses of the properties comprising the Purchased Assets for the purposes for which they are now operated. All leases of real or personal property by Seller or Division are, as to Seller, legal, valid, binding, enforceable and in full force and effect and will remain legal, valid, binding, enforceable and in full force and effect on identical terms until the Closing, except for the Equitable Exceptions. All facilities leased by Seller or Division and included in the Purchased Assets have received all approvals of any Governmental Body (including Governmental Permits) required in connection with the operation thereof and have been operated and maintained in accordance with all Requirements of Laws. Seller owns no real property.

          3.7  LICENSES AND PERMITS.  Attached hereto as Schedule 3.7 is a list
               --------------------                      ------------
of all licenses, certificates, privileges, approvals, franchises, authorizations and permits held or applied for by Seller or Division relating to the Business from any Governmental Body (herein collectively called "GOVERNMENTAL PERMITS") the absence of which could, individually or in the aggregate, have a Material Adverse Effect. Seller and Division have complied in all material respects with the terms and conditions of all such Governmental Permits, and Seller and Division have not received notification from any Governmental Body of violation of any such Governmental Permit or the Requirements of Laws governing the issuance or continued validity thereof. All of such Governmental Permits are valid and in full force and effect. No additional Governmental Permit is required from any Governmental Body thereof in connection with the transfer of the Purchased Assets to Buyer and its conduct of the Business which Governmental Permit, if not obtained, would have a Material Adverse Effect.

          3.8  INTELLECTUAL PROPERTY.  Attached hereto as Schedule 3.8 is a list
               ---------------------                      ------------
and brief description of all Intellectual Property owned or utilized by Seller and Division solely in connection with the Business. Seller has furnished Buyer with copies of all license agreements to which Seller or Division is a party, either as licensor or licensee, with respect to any Intellectual Property used in the Division. Seller has good title to or the right to use all the Intellectual Property and all inventions, processes, designs, formulae, trade secrets and know-how necessary for the conduct of the Business, in the Business as presently conducted have received no notice that they are infringing on any Intellectual Property right of others, and Seller is not aware of any infringement by others of any such rights owned by Seller or Division. All intellectual property licenses set forth on Schedule 3.8 are valid and binding
                                            ------------
obligations of Seller, and to the Knowledge of Seller the other parties thereto, and enforceable against Seller, and to the Knowledge of Seller the other parties thereto in accordance with their respective terms, except for the Equitable Exceptions. Seller owns and possesses all right, title and interest in and to, or has the right to use pursuant to a valid license, all Intellectual Property used in the operation of the Business as presently conducted.

          3.9  COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS.  Seller and Division
               ------------------------------------------
have (i) complied in all material respects with all Requirements of Laws, Governmental Permits and Court Orders applicable to the Business and have filed with the proper Governmental Bodies all statements and reports required by all Requirements of Laws, Governmental Permits and Court Orders to which Seller, Division or any of their employees (because of their activities on behalf of the Business) are subject and (ii) conducted the Business and is in compliance in all material respects with all federal, state and local energy, public utility, health, safety and environmental Requirements of Laws, Governmental Permits and Court Orders including the Clean Air Act, the Clean Water Act, the Solid Waste Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, OSHA, the Toxic Substances Control Act and any similar state, local or foreign laws (collectively "ENVIRONMENTAL AND OSHA OBLIGATIONS") and all other Governmental Body requirements, except where any such failure to comply or file would not, in the aggregate, have a Material Adverse Effect. No claim has been made by any Governmental Body (and, to the best knowledge of Seller, no such claim is anticipated) to the effect that the Business fails to comply, in any respect, with any Requirements of Laws, Governmental Permit or Environmental and OSHA Obligation or that a Governmental Permit or Court Order is necessary in respect thereto. Neither the ownership nor use of the Purchased Assets nor the conduct of the Business conflicts with the rights of any other Person violates or, with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under, any terms or provisions of its Articles of Incorporation or Bylaws as presently in effect, or any Encumbrance, lease, license, agreement, understanding or Requirements of Law, or any order, judgment or decree to which Seller or Division is a party or by which it may be bound or affected.

          3.10 INSURANCE.  Attached hereto as Schedule 3.10 is a list of all
               ---------                      -------------
coverages for fire, liability, or other forms of insurance and all fidelity bonds held by or applicable to Seller or Division with respect to the Business. Copies of the binder for all such insurance policies have been delivered to Buyer. All of such insurance coverages are in full force and effect as of the Closing Date.

          3.11 EMPLOYEE BENEFIT PLANS.
               ----------------------

               (A)  Schedule 3.11 hereto lists all Employee Plans in force at
                    -------------
any time since January 1, 1996 covering employees of the Division currently employed in the conduct of the Business ("EMPLOYEES"). The term "EMPLOYEE PLAN" includes any pension, retirement, savings, disability, medical, dental, health, life (including, without limitation, any individual life insurance policy under which any Employee is the named insured and as to which Seller, Division, or an Affiliate, on behalf of the Business, makes premium payments, whether or not Seller, Division, or an Affiliate is the owner, beneficiary or both of such policy), death benefit, group insurance, profit-sharing, deferred compensation, stock option, bonus, incentive, vacation pay, severance pay, or other employee benefit plan, trust, arrangement, agreement, policy or commitment (including, without limitation, any employee pension benefit plan as defined in Section 3(2) of ERISA ("PENSION PLAN"), and any employee welfare benefit plan as defined in
Section 3(1) of ERISA ("WELFARE PLAN")), whether or not any of the foregoing is funded or insured and whether written or oral, which is intended to provide or does in fact provide benefits to any or all Employees, and (i) to which Seller or Division is party or by which Seller or Division (or any of the rights, properties or assets of Seller or Division) is bound, (ii) with respect to which Seller or Division has made any payments, contributions or commitments, or may otherwise have any liability (whether or not Seller or Division still maintains such Employee Plan) or (iii) under which any director, Employee or agent of Seller or Division is a beneficiary as a result of his or her employment or affiliation with Seller.

               (B) With respect to any Employee, Seller and Division have no obligation to contribute to (or any other liability with respect to) any funded or unfunded Welfare Plan, whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retirees or current or future former Employees (including their dependents and spouses) except for limited continued medical benefit coverage for former Employees, their spouses and their other dependents as required to be provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), and Seller and Division are in compliance in all material respects with the continued medical and other welfare benefit coverage requirements of COBRA and all applicable Requirements of Laws.

               (C) With respect to any Employee, Seller and Division do not maintain, contribute to or have any material liability under (or with respect
to) any Pension Plan which is a tax qualified "defined benefit plan" (as defined in Section 3(35) of ERISA) or, except as disclosed in Schedule 3.11, a tax-
                                                      -------------
qualified "defined contribution plan" (as defined in Section 3(34) of ERISA), whether or not terminated. All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each Employee Plan or are reflected as a liability on the books of Seller and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Plan or accrued in accordance with past custom and practice of Seller.

               (D) Seller and Division have, with respect to the Business and all current and former Employee Plans (and all related trusts, insurance contracts and funds), at all times complied in all material respects with the applicable requirements of ERISA, the Code, and all other applicable Requirements of Laws, or has determined that such Requirements of Laws (including ERISA) were and are not applicable to the Business. Seller and Division have not engaged in, nor is it bound to enter into, any transaction with respect to any Employee Plan related to the Business which would subject Seller or Division to any material liability due to either a civil penalty assessed pursuant to Section 502(i) of ERISA or the tax or penalty on prohibited transactions imposed by Section 4975 of the Code. No actions, suits or claims with respect to the assets of any Employee Plan (and all related trusts, insurance contracts and funds), other than routine claims for benefits, are pending or threatened which could result in or subject Seller or Division to any material liability. There are not now, nor have there been, any tax-qualified defined benefit retirement plans sponsored or maintained by Seller or Division for Employees since January 1, 1975, nor are there any unfunded obligations with respect thereto. With respect to any Employee, Seller has no obligation to contribute to (or any other liability with respect to) any "multi-employer plan," as defined in the Multi-employer Pension Plan Amendments Act of 1980, and Seller has not incurred nor will incur any current or potential withdrawal or termination liability as a result of a complete or partial withdrawal from any multi-employer plan or the sale of the Purchased Assets. Each Employee Plan intended to qualify under Section 401(a) of the Code has been determined by the IRS to be qualified under the requirements of Section 401(a) of the Code, the IRS has issued a determination letter to that effect, and such letter remains effective and has not been revoked. No unfulfilled obligation to contribute with respect to an Employee Plan exists with respect to any Employee Plan, except as shown in the Seller's Preliminary Closing Balance Sheet. There is no agreement or promise, written or oral, of Seller to the effect that any Employee Plan may not be terminated at Seller's discretion at any time, subject to applicable law.
Schedule 3.11 sets forth a list and a summary description of all collective
-------------
bargaining agreements, employment and consulting agreements, executive compensation plans, bonus plans, deferred compensation agreements, employee pension plans or retirement plans, employee stock options or stock purchase plans and group life, health and accident insurance and other employee benefit plans, agreements, arrangements or commitments, whether or not legally binding, including, without limitation, holiday, vacation, Christmas and other bonus practices, to which the Business or the Seller is a party or is bound or which relate to the operation of the Business. The Preliminary Closing Balance Sheet reflects all accrued vacation and other benefits for the Business' employees as of the date thereof.

               (E)  EMPLOYMENT AND NON-TAX QUALIFIED DEFERRED COMPENSATION
                    ------------------------------------------------------
ARRANGEMENTS.  Seller does not maintain or contribute to any retirement or
------------
deferred or incentive compensation or stock purchase, stock grant or stock option arrangement entered into between Seller and any current or former officer, consultant, director or employee of Seller that is not intended to be a tax qualified arrangement under Section 401(a) of the Code, other than Seller's (but not Division's) commitment to make severance payments to two (2) employees named Aiken and Walsh, such severance liability not to be assumed by Buyer.

          3.12 CONTRACTS AND AGREEMENTS.  Schedule 3.12 hereto contains a list
               ------------------------   -------------
and brief description of all Business-related written or oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness, guarantees, hedging agreements, off-balance sheet financing arrangements, indemnity agreements, vendor contracts with office equipment manufacturers, leasing and marketing agreements) to which Seller is a party or by which Seller or its properties are bound pursuant to which the obligations thereunder of either party thereto are, or are contemplated as being, for any one contract $25,000 or greater or any contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world (collectively, the "CONTRACTS"). Seller is not and, to the best knowledge of Seller, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by Seller) under any of the Contracts, and Seller has not waived any right under any of the Contracts. All of the Contracts to which Seller is a party are legal, valid, binding, enforceable and in full force and effect and will remain legal, valid, binding, enforceable and are fully assignable to Buyer and will remain in full force and effect on identical terms immediately after the Closing, except for the Equitable Exceptions. Seller has not guaranteed any obligations of any other Person. Seller has no present expectation or intention of not fully performing all of its obligations under any Contract, Seller has no knowledge of any breach or anticipated breach by the other parties to any Contract and Seller, except with respect to Northeast Utilities (as described on Schedule
                                                                    --------
3.12) has not received notice of actual or threatened termination or non-renewal
----
of any Contract.

          3.13 CLAIMS AND PROCEEDINGS.  There are no claims, actions, suits,
               ----------------------
proceedings, or investigations pending or, to the best knowledge and belief of Seller, threatened against or affecting Seller relating to the Business or any of its properties or assets, at law or in equity, before or by any court, municipality or other Governmental Body. To the extent any are disclosed on the Disclosure Schedule, none of such claims, actions, suits, proceedings, or investigations, if adversely determined, will result in any liability or loss to Seller. Seller has not been and Seller is not now, subject to any Court Order, stipulation, or consent of or with any court or Governmental Body. No inquiry, action or proceeding has been instituted or, to the best knowledge and belief of Seller, threatened or asserted against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof. To the best knowledge of Seller there is no basis for any such valid claim or action.

          3.14 TAXES.
               -----

               (A) All Federal, foreign, state, county and local and other Taxes due from Seller on or before the Closing have been paid or properly accrued on Seller's books and all Tax Returns which are required to be filed by Seller on or before the date hereof have been filed within the time and in the manner provided by all Requirements of Laws, and all such Tax Returns are true and correct and accurately reflect the Tax liabilities of Seller. No Tax Returns of Seller or Division are presently subject to an extension of the time to file. All Taxes, assessments, penalties, and interest of Seller which have become due pursuant to such Tax Returns or any assessments received have been paid or adequately accrued on Seller's Financial

Statements. The provisions for Taxes reflected on the balance sheets contained in the Financial Statements are adequate to cover all of Seller's Tax liabilities for the respective periods then ended and all prior periods. Seller has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes, and there are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits with respect to any such Taxes of which the Seller is aware. For Governmental Bodies with respect to which Seller does not file Tax Returns, no such Governmental Body has given Seller written notification that Seller is or may be subject to taxation by that Governmental Body. Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, shareholder, creditor, independent contractor or other party. There are no Tax liens on any of the property or assets of Seller.

               (B) No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code and no transfer taxes, real estate transfer taxes or similar taxes will be imposed upon the transfer and sale of the Purchased Assets pursuant to this Agreement.

          3.15 PERSONNEL.  Attached hereto as Schedule 3.15 is a list of the
               ---------                      -------------
names and annual rates of compensation of the employees of the Division whose annual rates of compensation during the calendar year ended December 31, 1997 (including base salary, bonus and incentive pay) exceed (or by December 31, 1998 are expected to exceed) $60,000. Schedule 3.15 also summarizes the bonus,
                                  -------------
profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable to such employees during Seller's calendar year ended December 31, 1997 and to the date hereof. Schedule
                                                                        --------
3.15 also contains a brief description of all material terms of employment
----
agreements relating to the Business to which Seller is a party and all severance benefits which any employee of Seller is or may be entitled to receive. The employee relations of Seller are generally good and there is no pending or, to the best knowledge of Seller, threatened labor dispute or union organization campaign. None of the employees of Seller is represented by any labor union or organization. Seller is in compliance in all material respects with all Requirements of Laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practices. Seller has not been advised that any employee will not agree to remain employed by Seller after the consummation of the transactions contemplated hereby. There is no unfair labor practice claim against Seller before the National Labor Relations Board, or any strike, dispute, slowdown, or stoppage pending or, to the best knowledge of Seller, threatened against or involving Seller, and none has previously occurred.

          3.16 BUSINESS RELATIONS.  Seller does not know or has good reason to
               ------------------
believe that any customer, supplier, vendor or transportation company engaged in doing business with the Division will cease to do business with Buyer after the consummation of the transactions contemplated hereby in the same manner and at the same levels as previously conducted with Seller except for any reductions which do not result in a Material Adverse Change or reductions by Northeast Utilities. Seller has no Knowledge of any notice of cancellation of any material business arrangement between any Person (excluding Northeast Utilities) and Seller is not aware of any facts which could lead it to believe that the Business will be subject to cancellation of any such business arrangement.

          3.17 ACCOUNTS RECEIVABLE.  All of the accounts, notes, and loans
               --------------------
receivable that have been recorded on the books of the Business are bona fide and represent amounts validly due for goods sold or services rendered in the ordinary course of business. In addition, (a) all of such accounts, notes, and loans receivable are free and clear of any security interest, lien, encumbrance, or other charge; (b) none of such accounts, notes, or loans receivable is subject to any offsets or, to the best of Seller's Knowledge, claims of offset; and (c) none of the obligors of such accounts, notes, or loans receivable has given notice that it will or may refuse to pay the full amount or any portion thereof.

          3.18 CUSTOMER CLAIMS.  No written or oral claim for breach of contract
               ---------------
or other claim any customer has been made against Seller since September 30, 1997 which could, individually or in the aggregate, result in any Material Adverse Effect. To the best knowledge of Seller, no state of facts exists, and no event has occurred, which could reasonably be expected to form the basis of any present claim against Seller for liability to any third party in connection with office equipment sold or services rendered by the Division.

          3.19 BROKERS.  Neither Seller nor any Affiliate of Seller has engaged,
               -------
or caused to be incurred any liability to any finder, broker, or sales agent in connection with the origin, negotiation, execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

          3.20 AFFILIATED TRANSACTIONS.  No officer, director, stockholder
               -----------------------
(including Seller) or Affiliate of Seller or any individual related by blood or marriage to any such Person, or any entity in which any such Person owns any beneficial interest, is a party to any agreement, contract, arrangement or commitment relating to the Business with Seller or engaged in any transaction relating to the Business with Seller or has any interest in any property used by Seller with the exception of the 135 Freshwater Boulevard, Enfield, Connecticut property. No officer, director, or shareholder of Seller or any Affiliate of any such officer, director, or shareholder, has any ownership interest in any competitor, supplier, or customer of Seller (other than ownership of securities of a publicly-held corporation of which such Person owns, or has real or contingent rights to own, less than one percent of any class of outstanding securities and other than Elliot M.L. Bloom's ownership of Key Productions, Inc.) or any property used in the operation of the Business.

          3.21 FUNDED INDEBTEDNESS; UNDISCLOSED LIABILITIES.
               --------------------------------------------

               (A)  FUNDED INDEBTEDNESS.  The Seller does not have any Funded
                    -------------------
Indebtedness that is not an Excluded Liability.

               (B)  UNDISCLOSED LIABILITIES.  The Division does not have any
                    -----------------------
liabilities in excess of $15,000 in the aggregate (whether absolute, accrued, contingent or otherwise), of a nature required by GAAP, as modified in this Agreement, to be reflected on a corporate balance sheet or disclosed in the notes thereto, except such liabilities which are accrued or reserved against in the Financial Statements or disclosed in the notes thereto, including without limitation any accounts payable or service liabilities of Seller incurred prior to the Closing Date, other than liabilities incurred in the ordinary course of the Business since the date of the latest of such Financial Statements.

          3.22 INDEBTEDNESS TO AND FROM EMPLOYEES.  Attached hereto as Schedule
               ----------------------------------                      --------
3.22 is a list and brief description of the payment terms of all indebtedness of
----
Seller to employees of the Business and all indebtedness of employees of the Business to Seller, excluding indebtedness for travel advances or similar advances for expenses incurred on behalf of and in the ordinary course of the Business and consistent with its past practices.

          3.23 INFORMATION FURNISHED.  Seller has made available to Buyer true
               ---------------------
and correct copies of all material records of Seller relating to the Business and all material agreements, documents, and other items listed on the Exhibits and Schedules to this Agreement or referred to in Article III of this Agreement,
                                                  -----------
and neither this Agreement, the Exhibits or Schedules hereto, nor any written information, instrument, or document delivered to Buyer pursuant to this Agreement contains any untrue statement of a material fact or omits any material fact necessary to make the statements herein or therein, as the case may be, not misleading.


                                   ARTICLE IV
                     BUYER'S REPRESENTATIONS AND WARRANTIES

          Buyer represents and warrants to Seller as follows:

          4.1  DUE ORGANIZATION.  Buyer is a corporation duly organized, validly
               ----------------
existing, and in good standing under the laws of the State of Connecticut, and Buyer has full corporate power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.

          4.2  DUE AUTHORIZATION.  The execution, delivery and performance of
               -----------------
this Agreement have been duly authorized by all necessary corporate action of Buyer and the Agreement has been duly and validly executed and delivered by Buyer and constitutes the valid and binding obligations of Buyer, enforceable in accordance with its terms, except for the Equitable Exceptions. The execution, delivery, and performance of this Agreement (as well as all other instruments, agreements, certificates or other documents contemplated hereby) by Buyer, do not (a) violate any Requirements of Laws or Court Order of any Governmental Body applicable to or Buyer or its properties, (b) violate or conflict with, or permit the cancellation of, or constitute a default under any agreement to which Buyer is a party or by which it or its property is bound, (c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Buyer, or (d) violate or conflict with any provision of the charter or bylaws of Buyer.

          4.3  NO BROKERS.  Buyer has not engaged, or caused to be incurred any
               ----------
liability for which Seller may be liable to any finder, broker or sales agent in connection with the origin, negotiation, execution, delivery, or performance of this Agreement or the transactions contemplated hereby.


                                   ARTICLE V
                              COVENANTS OF SELLER

          5.1  CONSENTS OF OTHERS.  Prior to the Closing, Seller shall use its
               ------------------
best efforts to obtain and to cause to be obtained all authorizations, consents and permits required of Seller or the Division to permit them to consummate the transactions contemplated by this Agreement. To the extent required to consummate such transactions, Seller shall have used its best efforts to obtain the written consent of (i) any third party to Contracts with the Business and
(ii) the lessors of the Buildings to the transactions contemplated by the Agreement.

          5.2  SELLER'S EFFORTS.  Seller shall use all reasonable efforts to
               ----------------
cause all conditions for the Closing to be met.

          5.3  POWERS OF ATTORNEY.  Seller shall terminate or cause to be
               ------------------
terminated at or prior to Closing all powers of attorney granted by Seller concerning the Division, the Business or the Purchased Assets, other than those relating to service of process, qualification or pursuant to governmental regulatory or licensing agreements, or representation before the IRS or other Government Bodies.

          5.4  CONDUCT OF BUSINESS PENDING CLOSING.  From the date of this
               -----------------------------------
Agreement to the Closing Date:

               (A) Except as otherwise contemplated by this Agreement, or as Buyer may otherwise consent to in writing, Seller shall conduct the Business and operate the Purchased Assets only in the ordinary course and shall not engage in any material activity or enter into any material transaction which would cause a breach of the representations and warranties contained in Article III.
                                                          -----------

               (B) Seller shall use its best efforts to cause the Business to preserve substantially intact its current business organization and present relationships with its customers, vendors, suppliers and employees and to maintain all of its insurance currently in effect.

               (C) Seller shall give prompt notice to Buyer of any notice of material default received by Seller or the Division subsequent to the date of this Agreement under any Contract or any Material Adverse Change occurring prior to the Closing Date in the operation of the Business and the Purchased Assets.

               (D) Neither Seller, nor any of its representatives, shall solicit, encourage or discuss any Acquisition Proposal (as hereinafter defined) or supply any non-public information concerning the Business or the Purchased Assets to any party other than Buyer or its representatives. As used herein, "ACQUISITION PROPOSAL" means any proposal other than the transactions herein contemplated, for (i) any merger or other business combination involving the

Business, (ii) the acquisition of Seller or a material equity interest in Seller or a material portion of its assets, or (iii) the dissolution or liquidation of Seller.

          5.5  ACCESS TO RECORDS BEFORE CLOSING.  Prior to the Closing Date,
               --------------------------------
Seller agrees that it will give, or cause to be given, to Buyer and its representatives (including without limitation certain employees of Buyer's parent, Global Imaging Systems, Inc. ("GLOBAL")), during normal business hours and at Buyer's expense, during reasonable business hours full and unrestricted access to Seller's personnel, officers, agents, employees, assets, properties, titles, contracts, other books, records, files and documents of Seller with respect to the Division and the Business (including financial, tax basis, budget projections, auditors' work papers and other information as Buyer may reasonably request) and to the Business' personnel, customers, suppliers and independent auditors, to allow Buyer to obtain such information as it shall desire, and to make copies at Buyer's expense of such information to the extent reasonably necessary. Additionally, Seller will provide Buyer and Global opportunities to meet with key employees of the Business, to visit facilities of the Business and to otherwise conduct due diligence in respect of the Business and the Purchased Assets. All materials copied by Buyer or Global shall be maintained in confidence by Buyer and Global and returned to Seller if the Closing of the transactions contemplated hereunder fails to occur.


                                   ARTICLE VI
                             POST-CLOSING COVENANTS

          6.1  GENERAL.  In case at any time after the Closing any further
               -------
action is legally necessary or reasonably desirable (as determined by Buyer and Seller) to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Article VIII below). Seller
                                           ------------
acknowledges and agrees that from and after the Closing, except for Seller's corporate records, Buyer will be entitled to possession of copies of all documents, books, records, agreements, and financial data of any sort relating solely to the Business. For a period of four (4) years after the Closing Date, Buyer and Global on the one hand and Seller on the other agree that they will give, or cause to be given, to the other party, its successors and its representatives, during normal business hours and at the requesting party's expense, such reasonable access to the properties, titles, contracts, books, records, files and documents (but excluding attorney work product or other privileged communications) relating solely to the Business of Buyer or Global (to the extent Buyer's or Global's records are the records, materials and data transferred to Buyer from Seller pursuant to this Agreement) or Seller, as the case may be, as is reasonably necessary to allow the requesting party to obtain information in the other party's possession with respect to any claims, demands, audits, suits or matters of a similar nature made by or against the requesting party as the previous or new owner and operator of the Business, as the case may be, and to make copies of such information to the extent reasonably necessary.

          6.2  TRANSITION.  For a period of four (4) years following Closing,
               ----------
Seller will not take any intentional action that primarily is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of Seller from maintaining the same business relations with Buyer after the Closing as it maintained with Seller prior to the Closing. For a period of four (4) years following Closing, (i) Seller will refer all customer inquiries relating to the Business to Buyer or to another Person at the Direction of Buyer and (ii) Buyer will refer all customer inquiries relating to Seller's graphic arts business to Seller or to another person at the direction of Seller.

          6.3  CONFIDENTIALITY.  Seller will treat and hold as such all
               ---------------
Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement or otherwise for the benefit of Seller, Buyer, or Global for a period of four (4) years from the date of this Agreement, and deliver promptly to Buyer or Global or destroy, at the written request and option of Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in their possession except as otherwise permitted herein. In the event that Seller is requested or required (by oral question or written request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar legal proceeding) to disclose any Confidential Information, Seller will notify Buyer promptly of the request or requirement. In addition, Buyer agrees (and agrees to cause Global) to maintain the confidentiality of the terms of this Agreement except as (i) required to be disclosed pursuant to subpoena or other legal process, (ii) publicly disclosed, or (iii) subsequently disclosed by any third party not in breach of a confidentiality agreement with Seller.

          6.4  COVENANT NOT TO COMPETE.  For and in consideration of the
               -----------------------
allocation of $100,000 of the Purchase Price paid to Seller by Buyer, Seller covenants and agrees, for a period of three (3) years from and after the Closing Date, that it will not, directly or indirectly without the prior written consent of Buyer and Global, for or on behalf of any entity:

               (A) become interested or engaged, directly or indirectly, as a shareholder, bondholder, creditor, officer, director, partner, agent, contractor with, employer or representative of, or in any manner associated with, or give financial, technical or other assistance to, any Person, firm or corporation for the purpose of engaging in the Business in competition with Buyer or any of its Affiliates, within one-hundred (100) miles of any office of the Business, in the State of Rhode Island or in Bennington County, Vermont;

               (B) enter into any agreement with, service, assist or solicit the business of any customers of Buyer or any of its Affiliates for the purpose of distributing and servicing office equipment to such customers in competition with Buyer or such Affiliates within one hundred (100) miles of any office of the Business, in the State of Rhode Island or in Bennington County, Vermont or to cause them to reduce or end their business with Seller; or

               (C) hire, retain, or solicit the employment or services of employees, consultants or representatives of Buyer or any of its Affiliates for the purpose of causing them to leave the employment of Buyer or such Affiliates;

provided, however, that Seller may own less than one percent (1%) of the outstanding stock of any publicly-traded corporation and same shall not be deemed to be in a violation of this Section 6.4 solely by reason thereof.
                                    -----------

          6.5  ACCESS TO RECORDS AFTER CLOSING.  For a period of four (4) years
               -------------------------------
after the Closing Date, Buyer and Global on the one hand and Seller on the other agree that they will give, or cause to be given, to the other party, its successors and its representatives, during normal business hours and at the requesting party's expense, such reasonable access to the properties, titles, contracts, books, records, files and documents (but excluding attorney work product or other privileged communications or corporate records) of Buyer and Global (to the extent Buyer's or Global's records are the records, materials and data transferred to Buyer from Seller pursuant to this Agreement) or Seller, as the case may be, as is reasonably necessary to allow the requesting party to obtain information in the other party's possession with respect to any claims, demands, audits, suits or matters of a similar nature made by or against the requesting party as the previous or new owner and operator of the Business, as the case may be, and to make copies of such information to the extent reasonably necessary.

          6.6  LITIGATION SUPPORT.  In the event and for so long as any party is
               ------------------
actively contesting or defending against any claim, suit, action or charge, complaint, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, circumstance, status, condition, activity, practice, occurrence, event, action, failure to act, or transaction on or prior to the Closing Date involving Seller or Division, each of the other parties will cooperate and make available themselves or their personnel, as applicable, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense.

          6.7  HIRING OF EMPLOYEES.  Buyer shall offer employment to all of the
               -------------------
Division's employees on terms reasonably similar to those presently being paid to the Division employees; provided, however, that in no event shall Buyer be deemed to have guaranteed employment to all of such employees on a long-term basis and, provided, further, that for a period of two (2) years after the Closing Date, Buyer will not solicit for employment any current employees of Seller's graphic arts business. All Division employees hired by Buyer will be covered by Buyer's health insurance from the effective date of Closing, or if there is a waiting period required under Buyer's health plans, then Buyer will reimburse Seller for its costs in providing such relevant health insurance, disability and/or medical benefits. Seller will not be in breach hereunder if one or more employees of Seller refuse to accept employment with Buyer.

          6.8  ASSIGNMENT OF CONTRACTS.  Anything in this Agreement to the
               -----------------------
contrary notwithstanding, this Agreement shall not constitute an agreement to assign or otherwise transfer any Contract or any rights thereunder, if an attempted assignment or transfer thereof would constitute a breach thereof, would be ineffective or would violate any applicable law without the consent of a third party to such assignment or transfer. Seller and Buyer shall use their best efforts to obtain all such consents on or prior to the Closing, which efforts shall not include making any monetary payments in connection therewith. If any such consent has not been obtained as of the Closing Date, Seller shall continue to use such best efforts to obtain such consent after the Closing. Until such consent or waiver has been obtained, Buyer shall make all reasonable efforts to perform in Seller's name all of Seller's obligations under any such Contract for which any such consent has not been obtained. Seller shall cooperate with Buyer in any reasonable arrangement designed to provide for Buyer all of the benefits, and to have Buyer assume the burdens, liabilities, obligations and expenses under all such Contracts. At Buyer's request, Seller shall, at Buyer's sole cost and expense, take all reasonable efforts requested by Buyer to enforce, for the benefit of Buyer, any and all rights of Seller under any such Contract not otherwise transferred pursuant to the provisions of this Agreement. Seller hereby authorizes Buyer to perform and Buyer hereby agrees to perform all of Seller's obligations after the Closing under all such contracts. Seller agrees to remit promptly to Buyer all collections or payments received by Seller in respect of all such Contracts, and shall hold all such collections or payments for the benefit of, and promptly pay the same over to, Buyer; provided, however, that nothing herein shall create or provide any rights or benefits in or to third parties.


                                  ARTICLE VII
          CONDITIONS TO OBLIGATIONS OF PARTIES TO CONSUMMATE CLOSING

     7.1  CONDITIONS TO BUYER'S OBLIGATIONS. The obligations of Buyer under this
          ---------------------------------
Agreement to consummate the Closing is subject to the conditions that:

          (A)  COVENANTS, REPRESENTATIONS AND WARRANTIES. Seller shall have
               -----------------------------------------
performed in all material respects all obligations and agreements and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by each of them prior to or at the Closing Date. The representations and warranties of Seller set forth in this Agreement shall be accurate in all material respects at and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except for any changes resulting from activities or transactions which may have taken place after the date hereof and which are permitted or contemplated by the Agreement or which have been entered into in the ordinary course of business and except to the extent that such representations and warranties are expressly made as of another specified date and, as to such representation, the same shall be true in all material respects as of such specified date. In addition, Buyer shall have determined from its due diligence review of Seller that no Material Adverse Change or Material Adverse Effect shall have occurred in the financial condition, business, operations or prospects of Seller from those presented to Buyer prior to execution of this Agreement.

          (B)  CONSENTS.  All statutory requirements for the valid consummation
               --------
by Seller of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals, including those of all federal, state, local and foreign governmental agencies and regulatory authorities required to be obtained in order to permit the consummation of the transactions contemplated hereby shall have been obtained in form and substance reasonably satisfactory to Buyer and Global unless such failure could not reasonably be expected to have a Material Adverse Effect. All approvals of the Board of Directors and shareholders of Seller and Division necessary for the consummation of this Agreement and the transactions contemplated hereby shall have been obtained.

          (C)  LEASES.  Buyer shall be satisfied that the leases for the
               ------
Buildings have been assigned to Buyer and remain in full force and effect without default immediately following the Closing on terms satisfactory to Buyer. In addition, Seller will use reasonable best efforts to obtain from each of the lessors of the Buildings a Landlord Waiver to PPM America, Inc., as Agent for Jackson National Life Insurance Company and certain other lenders, in the form of Exhibit I hereto, except as specifically waived by Seller.
        ---------

          (D)  FINANCIAL CONDITION.  Seller's Working Capital as projected at
               -------------------
the Closing shall be greater than $1,000,000.

          (E)  DOCUMENTS TO BE DELIVERED BY SELLER.  The following documents
               -----------------------------------
shall be delivered at the Closing by Seller:

               (I)    CONVEYANCE DOCUMENTS. Such instruments of sale, transfer,
                      --------------------
     substance reasonably satisfactory to counsel for Buyer (including, without limitation, the Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit B), as are required in order to transfer to
                             ---------
     Buyer good and marketable title to the Purchased Assets, free and clear of all liens, charges, security interests and other encumbrances except as provided herein.

               (II)   OPINION OF SELLER'S COUNSEL. Buyer shall have received an
                      ---------------------------
     opinion of counsel to Seller, dated the Closing Date, in substantially the same form as the form of opinion that is Exhibit C hereto.
                                              ---------

               (III)  CERTIFICATES. Buyer shall have received an officer's
                      ------------
     certificate and a secretary's certificate of Seller executed by officers of Seller, dated the Closing Date, in substantially the same forms as the forms of certificates that are Exhibits D-1 and D-2 hereto.
                                    ------------     ---

               (IV)   RESOLUTIONS. A certified copy of resolutions of Seller's
                      -----------
     Board of Directors authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby.

               (V)    UCC MATTERS.  UCC termination statements and other
                      -----------
     applicable documentation necessary to release any interest of any third party in the Purchased Assets.

               (VI)   ESCROW AGREEMENT.  Seller shall have delivered to Buyer at
                      ----------------
     the Closing the duly executed Escrow Agreement.

               (VII)  SELLER MANAGEMENT SERVICES AGREEMENT. Seller shall have
                      ------------------------------------
     duly executed and delivered a Management Services Agreement in substantially the same form attached as Exhibit E hereto (the "Management
                                             ---------
     Services Agreement"), pursuant to which Seller will continue to provide certain administrative services to Buyer with respect to the Business until April 30, 1998.

               (VIII) NON-COMPETE AGREEMENT.  Elliot M.L. Bloom shall have duly
                      ---------------------
     executed and delivered the Non-Compete Agreement in substantially the form attached as Exhibit F hereto (the "NON-COMPETE AGREEMENT").
                 ---------

               (IX)   COLLATERAL ASSIGNMENT OF RIGHTS.  Seller shall have
                      -------------------------------
     executed and delivered to PPM America, Inc., as agent for Jackson National Life Insurance Company and certain other lenders, a Collateral Assignment of Rights in substantially the same form as the form attached hereto as Exhibit H.
     ---------

               (X)    RECORDS OF SELLER.  Copies of all contracts, files,
                      -----------------
     documents, data, records and information of Seller relating solely to the conduct of the Business or the Purchased Assets, shall have been delivered to Buyer, all of which may be delivered to Buyer at the offices of the Business.

               (XI)   AUDIT OF DIVISION. Prior to Closing, the Seller shall have
                      -----------------
     audited the Division's financial statements as of and for the eleven month period ending December 31, 1997. Such audit shall be conducted by Joseph D. Kalicka and Company, and shall be paid for by Buyer or Global.

     7.2  CONDITIONS TO SELLER'S AND SELLER'S OBLIGATIONS.  The obligation of
          -----------------------------------------------
Seller under this Agreement to consummate the Closing is subject to the conditions that:

          (A)  COVENANTS, REPRESENTATIONS AND WARRANTIES.  Buyer shall have
               -----------------------------------------
performed in all material respects all obligations and agreements and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by Buyer prior to or at the Closing and the representations and warranties of Buyer set forth in Article IV hereof shall be
                                                     ----------
accurate in all material respects, at and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date except for any changes resulting from activities or transactions which may have taken place after the date hereof and which are permitted or contemplated by the Agreement or which have been entered into in the ordinary course of the Business and except to the extent that such representations and warranties are expressly made as of another specified date and, as to such representations, the same shall be true as of such specified date.

          (B)  CONSENTS.  All statutory requirements for the valid consummation
               --------
by Buyer of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals, including those of all federal, state, local and foreign governmental agencies and regulatory authorities required to be obtained in order to permit the consummation by Buyer of the transactions contemplated hereby shall have been obtained unless such failure shall not have a Material Adverse Effect on the Business. Buyer shall have used its reasonable best efforts to have obtained the release of Seller from all personal guarantees with respect to Seller.

          (C)  DOCUMENTS TO BE DELIVERED BY BUYER.  The following documents
               ----------------------------------
shall be delivered at the Closing by Buyer:

               (I)    ESCROW AGREEMENT.  Buyer shall have delivered to Seller at
                      ----------------
          the Closing the duly executed Escrow Agreement.

               (II)   ASSIGNMENT AND ASSUMPTION AGREEMENT. Buyer shall have
                      -----------------------------------
          executed and delivered the Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit B, dated as of the
                                                    ---------
          Closing Date.

               (III)  MANAGEMENT SERVICES AGREEMENT. Buyer shall have executed
                      -----------------------------
          and delivered the Management Services Agreement in the same form attached as Exhibit E hereto.
                      ---------

          (D)  PAYMENTS TO SELLER. Seller and Escrow Agent shall each have
               ------------------
received their respective portion of the Purchase Price payable at the Closing.

                                 ARTICLE VIII
                                INDEMNIFICATION

          8.1  INDEMNIFICATION OF BUYER. Except as provided in Section 8.6,
               ------------------------                        -----------
Seller agrees to jointly and severally indemnify and hold harmless Buyer and each officer, director, and Affiliate of Buyer, including without limitation any successor of Buyer (collectively, the "INDEMNIFIED PARTIES") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses incurred in for any litigation or proceeding) (collectively, the "INDEMNIFIABLE COSTS"), which any of the Indemnified Parties may sustain, or to which any of the Indemnified Parties may be subjected, arising out of (A) any misrepresentation, breach or default by Seller of or under any of the representations, covenants, agreements or other provisions of this Agreement or any agreement or document executed in connection herewith; (B) the assertion and final determination of any claim or liability against the Purchased Assets or any of the Indemnified Parties by any Person based upon the facts which form the alleged basis for any litigation to the extent it should have been, but was not, reserved for in the Financial Statements in accordance with GAAP, as modified in this Agreement; (C) Seller's tortious acts or omissions to act prior to Closing for which Seller did not carry liability insurance for themselves as the insured party, whether or not such acts or omissions to act result in a breach or violation of any representation or warranty; and (D) any Excluded Liability paid by Buyer. In addition, Buyer shall have the right to collect all insurance proceeds for claims related to the Business made or occurring after the Effective Date which are covered under Seller's insurance, and Seller agrees to use reasonable best efforts to recover such proceeds.

          8.2  DEFENSE OF CLAIMS.  If any legal proceeding shall be instituted,
               -----------------
or any claim or demand made, against any Indemnified Party in respect of which Seller may be liable hereunder, such Indemnified Party shall give prompt written notice thereof to Seller and, except as otherwise provided in Section 8.4 below,
                                                              -----------
Seller shall have the right to defend, or cause Seller or its successors to defend, any litigation, action, suit, demand, or claim for which it may seek indemnification unless, in the reasonable judgment of Buyer, such litigation, action, suit, demand, or claim, or the resolution thereof, would have an ongoing effect on Buyer, Seller or its successors, and such Indemnified Party shall extend reasonable cooperation in connection with such defense, which shall be at Seller's expense. In the event Seller fails or refuses to defend the same within a reasonable length of time, the Indemnified Parties shall be entitled to assume the defense thereof, and Seller shall be liable to repay the Indemnified Parties for all expenses reasonably incurred in connection with said defense (including reasonable attorneys' fees and settlement payments), but only in the event an Indemnified Party is found liable. If Seller shall not have the right to assume the defense of any litigation, action, suit, demand, or claim in accordance with either of the two preceding sentences, the Indemnified Parties shall have the absolute right to control the defense of and to settle, in their sole discretion and without the consent of Seller, such litigation, action, suit, demand, or claim, but Seller shall be entitled, at their own expense, to participate in such litigation, action, suit, demand, or claim.

          8.3  ESCROW CLAIM.  If any claim for indemnification is made by an
               ------------
Indemnified Party pursuant to this Article VIII prior to the expiration of the
                                   ------------
Escrow Period, such Indemnified Party shall apply to the Escrow Agent provided in Section 2.9 of this Agreement for reimbursement of such claim in accordance
   -----------
with the provisions of the Escrow Agreement; provided, however, the Escrow Sum is not intended to be an exclusive remedy in the event Buyer has indemnification claims hereunder which exceed such amount.

          8.4  TAX AUDITS, ETC. In the event of an audit of a Tax Return of the
               ---------------
Seller with respect to which an Indemnified Party might be entitled to indemnification pursuant to this Article VIII, Seller shall have the right to
                                 ------------
control any and all such audits which may result in the assessment of additional Taxes against Seller and any and all subsequent proceedings in connection therewith, including appeals (subject to the prior written consent of Buyer, which shall not unreasonably be withheld and subject to the right of Buyer to have its accountants and attorneys consult with Seller on such audits or procedures at Buyer's expense). Seller shall cooperate fully in all matters relating to any such audit or other Tax proceeding (including according access to all records pertaining thereto), and will execute and file any and all consents, powers of attorney, and other documents as shall be reasonably necessary in connection therewith. If additional Taxes are payable by the Division or Seller as a result of any such audit or other proceeding, Seller shall be responsible for and shall promptly pay all Taxes, interest, and penalties for which any of the Indemnified Parties shall be entitled to indemnification.

          8.5  INDEMNIFICATION OF SELLER.  Buyer agrees to indemnify and hold
               -------------------------
harmless Seller and each officer, director, stockholder or Affiliate of Seller, from and against any Indemnifiable Costs arising out of any material misrepresentation, breach or default by Buyer of or under any of the covenants, agreements or other provisions of this Agreement or any agreement or document executed in connection herewith.

          8.6  LIMITS ON INDEMNIFICATION.  All Indemnifiable Costs sought by any
               -------------------------
party hereunder shall be net of any insurance proceeds received by such Person with respect to such claim (less the present value of any premium increases occurring as a result of such claim). Except for any claims for breach of the representations and warranties of Seller under Sections
                                               --------

    [******Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.]

3.3 or 3.14 hereof or with respect to Excluded Liabilities (the indemnification
---    ----
for which shall expire on the expiration of the applicable statute of limitations except for claims made prior to such date which should continue after such date until finally resolved), the right to make claims for indemnification provided under this Article VIII shall expire on June 30, 1999
                                    ------------
(except for claims made prior to such date which shall continue after such date until finally resolved). Seller shall not be obligated to pay any amounts for indemnification under this Article VIII until the aggregate indemnification
                           ------------
obligation hereunder exceeds $50,000 (as reduced by Seller's election to pay to Buyer any Preliminary Adjustment Amount or Final Adjustment Amount) whereupon Seller shall be liable for all amounts for which indemnification may be sought in excess of [**]. Notwithstanding the foregoing, in no event shall the aggregate liability of Seller to Buyer exceed the Purchase Price. However nothing in this Article VIII shall limit Buyer or Seller in exercising or
                ------------
securing any remedies provided by applicable common law with respect to the conduct of Seller or Buyer in connection with this Agreement or in the amount of damages that it can recover from the other in the event that Buyer successfully proves intentional fraud or intentional fraudulent conduct in connection with this Agreement. All Indemnified Costs paid by Seller shall be deemed to be a reduction of the Purchase Price paid by Buyer hereunder.

                                  ARTICLE IX
                                  TERMINATION

          9.1  TERMINATION.  This Agreement may be terminated at any time prior
               -----------
to the Closing:

               (A)  by the mutual written consent of Seller and Buyer;

               (B) in writing by Buyer, if Seller has breached in any material respect any representation, warranty or covenant contained in this Agreement, and in each case such breach has not been remedied within ten (10) business days after receipt of notice specifying such breach and demanding such breach to be remedied; or

               (C) in writing by Seller, if Buyer has breached in any material respect any representation, warranty or covenant contained in this Agreement, and in each case such breach has not been remedied within ten (10) business days after receipt of notice specifying such breach and demanding such breach to be remedied; or

               (D) in writing by either Seller, on the one hand, or Buyer, on the other hand, in the event the Closing has not occurred on or before March 15, 1998, unless the failure of such consummation or the failure to satisfy such condition, as applicable, shall be due to a breach of any representation or warranty made by the party or parties seeking to terminate this Agreement or the failure of such party or parties to comply in all material respects with the agreements and covenants contained herein to be performed by such party or parties.

          9.2  EFFECT OF TERMINATION.  If the transactions contemplated by this
               ---------------------
Agreement are terminated pursuant to Section 9.1 by notice in writing to the
                                     -----------
non-terminating
party or parties, this Agreement shall become void and of no further force and effect, except that such termination shall not relieve (i) any party from its covenants in respect of confidentiality contained in Section 6.3 and (ii) any
                                                     -----------
party then in breach of any representation, warranty, covenant or agreement contained in this Agreement from liability in respect of such breach

                                   ARTICLE X
                                 MISCELLANEOUS

          10.1  MODIFICATIONS; WAIVERS.  Any amendment, change or modification
                ----------------------
of this Agreement shall be void unless in writing and signed by all parties hereto. No failure or delay by any party hereto in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

          10.2  NOTICES.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed to have been duly given when personally delivered, or 48 hours after deposited in the United States mail, first-class, postage prepaid, or by facsimile addressed to the respective parties hereto as follows:

               Buyer:
               -----

                         c/o Global Imaging Systems, Inc.
                         P.O. Box 273478
                         Tampa, Florida 33688-7877
                         Attention:     Thomas Johnson, President
                         Fax No.:       (813) 264-7877
                         Tel. No.:      (813) 960-5508

               With a copy to:
               --------------

                         Hogan & Hartson, LLP
                         555 Thirteenth Street, N.W.
                         Washington, D.C.  20004
                         Attention:     Christopher J. Hagan
                         Fax No.:       (202) 637-5910
                         Tel No.:       (202) 637-5771

               Seller:
               ------

                         Bloom's Incorporated
                         135 Freshwater Boulevard
                         P.O. Box 1270
                         Enfield, Connecticut 06083-1270
                         Attention:          Elliot M.L. Bloom
                         Fax No.:            (860) 263-6896
                         Tel No.:            (860) 745-1082 (ext 351)

               With a copy to:
               --------------

                         Cooley, Shrair, P.C.
                         1380 Main Street
                         Fifth Floor
                         Springfield, Massachusetts 01103-1616
                         Attention:     David Shrair, Esq.
                         Fax No.:       (413) 733-3042
                         Tel No.:       (413) 735-8000

or to such other address as to any party hereto as such party shall designate by like notice to the other parties hereto.

          10.3  COUNTERPARTS; FACSIMILE TRANSMISSION.  This Agreement may be
                ------------------------------------
executed in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument, and in making proof of this Agreement, it shall never be necessary to produce or account for more than one such counterpart. Signatures of a party to this Agreement or other documents executed in connection herewith which are sent to the other parties by facsimile transmission shall be binding as evidence of acceptance of the terms hereof or thereof by such signatory party.

          10.4  EXPENSES.  Each of the parties hereto will bear all costs,
                --------
charges and expenses incurred by such party in connection with this Agreement and the consummation of the transactions on behalf of Seller contemplated herein, provided, however, that Seller shall bear all legal and other expenses of Seller and Division with respect to this Agreement and the transactions contemplated hereby. The Buyer shall bear the cost of the audit contemplated in
Section 2.10 in accordance with the terms hereof.
------------

          10.5  BINDING EFFECT; ASSIGNMENT.  This Agreement shall be binding
                --------------------------
upon and inure to the benefit of Seller and Buyer, their heirs, representatives, successors, and permitted assigns, in accordance with the terms hereof. This Agreement shall not be assignable by Seller without the prior written consent of Buyer. This Agreement shall be assignable by Buyer to either (a) any lender providing financing to Buyer or its Affiliates or (b) an Affiliate of Buyer, in each case without the prior written consent of Seller. In addition, Buyer may assign any or all of its rights hereunder, without the consent of Seller, in connection with any sale of all or substantially all of the assets, capital stock or business of Buyer or Seller (whether effected by sale, exchange, merger, consolidation or other transaction).

          10.6  ENTIRE AND SOLE AGREEMENT.  This Agreement and the other
                -------------------------
schedules and agreements referred to herein, constitute the entire agreement between the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof.

          10.7  GOVERNING LAW.  This Agreement and its validity, construction,
                -------------
enforcement, and interpretation shall be governed by the substantive laws of the State of Connecticut, without giving effect to the principles of conflicts of laws thereof.

          10.8  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.
                -----------------------------------------------------
Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties and the related indemnities made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing until June 30, 1999, provided, however, that (a) the representations and warranties contained in
Section 3.14 of this Agreement, and the related indemnities, shall survive the
------------
Closing until the expiration of the applicable statutes of limitations for determining or contesting Tax liabilities; (b) the representations and warranties contained in Section 3.3 of this Agreement, and the related
                        -----------
indemnities, shall survive the Closing indefinitely and not expire; and (c) all covenants in Article VI which have an expiration date contained therein shall
             ----------
expire as of such date.

          10.9  INVALID PROVISIONS.  If any provision of this Agreement is
                ------------------
deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable there shall be added hereto automatically a provision as similar as possible to such illegal, invalid or unenforceable provision and be legal, valid and enforceable. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.

          10.10 PUBLIC ANNOUNCEMENTS.  Neither party hereto shall make any
                --------------------
public announcement of the transactions contemplated hereby without the prior written consent of the other party.

          10.11 REMEDIES CUMULATIVE.  The remedies of the parties under this
                -------------------
Agreement are cumulative and shall not exclude any other remedies to which any party may be lawfully entitled.

          10.12 THIRD PARTIES.  Except as specifically set forth or referred to
                ------------
herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

          10.13  NO STRICT CONSTRUCTION.  The parties hereto have participated
                 ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date and year first above written.


                                   BUYER:
                                   -----

                                   CONNECTICUT BUSINESS SYSTEMS, INC.



                                   By:  /s/ Thomas S. Johnson
                                        ----------------------------------------
                                        Thomas S. Johnson
                                        Chairman

                                   SELLER:
                                   ------

                                   BLOOM'S INCORPORATED


                                   By:  /s/ Elliot M.L. Bloom
                                        ----------------------------------------
                                        Elliot M.L. Bloom
                                        President and Treasurer

                                     -37-